UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         -------------------------------

      Date of Report (Date of earliest event reported) : November 15, 2003


                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             INDIANA                       333-65080              94-2786905
--------------------------------- -----------------------    ------------------
(State or other jurisdiction of   (Commission file Number)   (I.R.S.  Employer
incorporation or organization)                               Identification No.)


829 AXP FINANCIAL CENTER, MINNEAPOLIS, MINNESOTA               55474
------------------------------------------------             ----------
   (Address of principal executive offices)                  (Zip Code)


       (Registrant's telephone number, including area code) (612) 671-3131
                                                            --------------


             (Former name or address, if changed since last report)


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Item 5. Other Information.

On November 15, 2003 IDS Life Company (the "Company") appointed Arthur H. Berman as Chief Financial Officer. Mr. Berman brings to this position over 20 years of comprehensive financial services experience. He succeeds John T. Sweeney, who was recently appointed Vice President, Brokerage and Banking.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                                  AMERICAN ENTERPRISE LIFE
                                            INSURANCE COMPANY




BY                                          /s/  Carol A. Holton
                                            -----------------------------------
NAME AND TITLE                                   Carol A. Holton, President
                                                 and Chief Executive Officer


DATE                                             November 21, 2003